Exhibit 10.12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE INDICATED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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AMENDMENT TO MASTER AGREEMENT

THIS AMENDMENT, to the Master Agreement dated October 10, 2002 (the "Agreement") is made as of this 22nd day of June, 2004, by and between the undersigned parties, and does hereby alter, amend, and modify the Agreement and supersedes and takes precedence over any conflicting provisions contained in the Agreement.

THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

As of the date of this Amendment, Customer and Metavante mutually agree that Exhibit B2, Electronic Funds Delivery Fee Schedule, be amended so that the Stored Value Monthly Processing Fee for Cardholder Accounts on File (Activated Accounts) be as follows:

[ * * * ]

Except as expressly modified herein, all other terms and conditions contained in the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment in a manner appropriate to each.

[DLP APPROVED AS TO FORM BY LEGAL 7-8-04]	METAVANTE CORPORATION ("Metavante")

By: Frank G. D'Angelo
Name: Frank G. D'Angelo Title: Executive Vice President, Electronic Funds Group

By: Jeffrey A. Lewis
Name: Jeffrey A. Lewis
Title: Senior Vice President, Electronic Funds Group

NBO SYSTEMS, INC. ("Customer")

By: James Hyde
Name: James Hyde
Title: COD/CTO

© 2004, Metavante Corporation         1            NB0 Systems Cardholder Account Amend 062204